UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2017
SYNCHRONOSS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52049	06-1594540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 19, 2017, Synchronoss Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K to report that the Company completed the previously announced acquisition of Intralinks Holdings, Inc. ("Intralinks").

The Company is filing this amendment to the January 19, 2017 Current Report to include the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements and accompanying notes of Intralinks at December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of the Company and Intralinks as of and for the year ended December 31, 2016 are attached hereto as Exhibit 99.2 and incorporated by reference.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements and accompanying notes of Intralinks at December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014
99.2	Unaudited pro forma condensed combined financial statements of the Company and Intralinks as of and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

By:	/s/ John Frederick
John Frederick
Chief Financial Officer

Date: April 6, 2017